Exhibit 99.1

Verano Announces Departure of Ed Brown from its Board

CHICAGO, February 8, 2023 – Verano Holdings Corp. (CSE: VRNO) (OTCQX: VRNOF) (“Verano” or the “Company”), a leading multi-state cannabis company, announced that effective today, Ed Brown has stepped down from its Board of Directors to return to the alcohol industry.

“We are so grateful to have had Ed’s expertise on Verano’s Board of Directors and Audit and Compensation Committees,” said George Archos, CEO and Founder. “During his tenure, he played a pivotal role in developing and executing our long-term growth strategy, which included going public, accelerating our expansion efforts, and positioning the Company ahead of future opportunities. We thank him for his contributions and wish him well in his future endeavors.”

Mr. Brown stated, “It was a bittersweet decision for me to leave Verano’s Board. I was honored to have worked with what I believe is the best team in the industry and am proud of what the Company has accomplished to date. Although I will be pursuing my passion as an entrepreneur in the alcohol industry, I am confident that I am leaving Verano in a strong position to continue to grow in this fast-moving sector. George and his team have built an incredible company and I look forward to cheering them on.”

About Verano

Verano is a leading, vertically integrated, multi-state cannabis operator in the U.S., devoted to the ongoing improvement of communal wellness by providing responsible access to regulated cannabis products. With a mission to address vital health and wellness needs, Verano produces a comprehensive suite of premium, innovative cannabis products sold under its trusted portfolio of consumer brands, including Verano™, Avexia™, BITS™, Encore™, MŪV™ and Savvy™. Verano’s portfolio encompasses 14 U.S. states, with active operations in 13, including 14 production facilities comprising over 1,000,000 square feet of cultivation capacity. Verano designs, builds, and operates dispensaries under retail brands including Zen Leaf™ and MŪV™, delivering a superior cannabis shopping experience in both medical and adult use markets. Learn more at www.verano.com.

Contacts:

Media

Verano

Steve Mazeika

VP, Communications

Steve.Mazeika@verano.com

312-348-4430

Investors

Verano

Julianna Paterra, CFA

VP, Investor Relations

investors@verano.com

Forward Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “projects” “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors described in the Company’s registration statement on Form 10, as amended, and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

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